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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           September 1, 2004
                                                           -----------------

                         Hyundai ABS Funding Corporation
-------------------------------------------------------------------------------
                   as Depositor to the Issuer described herein
               (Exact Name of Registrant as Specified in Charter)

               Delaware                       333-108545                33-0978453
               --------                       ----------                ----------
    (State or Other Jurisdiction of           (Commission            (I.R.S. Employer
            Incorporation)                    File Number)         Identification No.)

10550 Talbert Avenue, Fountain Valley, California                   92708
-------------------------------------------------                   -----
     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number including area code              (714) 594-1579

Former Name or Former Address, if Changed Since Last Report    Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).








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TABLE OF CONTENTS

Item 8.01  Other Events
Item 9.01  Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1 Underwriting Agreement
EX-3.1 Articles of Incorporation
EX-3.2 Bylaws
EX-4.1 Indenture
EX-5.1 Legality Opinion
EX-8.1 Tax Opinion
EX-10.1 Sale and Servicing Agreement
EX-10.2 Receivables Purchase Agreement
EX-10.3 Owner Trust Administration Agreement
EX-23.1 Consent


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

         Hyundai ABS Funding Corporation (the "Registrant") is filing certain exhibits under Item 8.01 hereof, which relate to the recent public offering of asset-backed notes by Hyundai Auto Receivables Trust 2004-A (the "Issuer").

         On September 1, 2004, the Issuer publicly issued $155,000,000 of Class A-1 1.78125% Asset-Backed Notes due September 15, 2005, $215,000,000 of Class A-2 2.36% Asset-Backed Notes due September 15, 2007, $188,000,000 of Class A-3 2.97% Asset-Backed Notes due May 15, 2009, $92,100,000 of Class A-4 3.54%
Asset-Backed Notes due August 15, 2011 (collectively, the "Class A Notes"), $36,500,000 of Class B 3.46% Asset-Backed Notes due August 15, 2011 (the "Class B Notes"), $26,900,000 of Class C 3.36% Asset-Backed Notes due August 15, 2011 (the "Class C Notes") and $32,800,000 of Class D 4.10% Asset-Backed Notes due August 15, 2011 (the "Class D Notes" and, together with the Class A Notes, the Class B Notes and the Class C Notes, the "Notes") pursuant to a registration statement (No. 333-117398) declared effective on August 20, 2004. The joint bookrunners for the issuance of the Notes were ABN AMRO Incorporated and Banc of America Securities LLC, and the co-managers of the Class A Notes were Barclays Capital Inc, Deutsche Bank Securities Inc. and SG Americas Securities, LLC. The Registrant paid the underwriters a fee of $1,417,810 in connection with the sale of the Notes. The net proceeds from the sale of the Notes, which amounted to $744,846,492.76, were used by the Issuer to purchase a pool of motor vehicle retail installment sale contracts that are secured by new and used automobiles and light-duty trucks, which constitute the receivables included in the assets of the Issuer, from the Registrant. The Registrant acquired the receivables from Hyundai Motor Finance Company, a California corporation. The Issuer also used $5,770,077.89 of the net proceeds from the sale of the Notes to fund the Reserve Account.

Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits

          Exhibit No.     Exhibit
          ----------      -------
                1.1       Underwriting Agreement, dated as of August 26, 2004,
                          among the Registrant, Hyundai Motor Finance Company
                          ("HMFC") and Banc of America Securities LLC.

                3.1       Articles of Incorporation of the Registrant

                3.2       Bylaws of the Registrant

                4.1 Indenture, dated as of September 1, 2004 between the Issuer and Citibank, N.A. (the "Indenture Trustee")

                5.1 Opinion of Latham & Watkins LLP with respect to legality

                8.1       Opinion of Latham & Watkins LLP with respect to United
                          States federal income tax matters

                10.1      Sale and Servicing Agreement, dated as of September 1,
                          2004, among the Issuer, the Registrant, the Indenture
                          Trustee and HMFC



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
                10.2      Receivables Purchase Agreement, dated as of September
                          1, 2004, between the Registrant and HMFC

                10.3      Owner Trust Administration Agreement, dated as of
                          September 1, 2004, among the Issuer, the Indenture
                          Trustee and HMFC

                23.1      Consent of Latham & Watkins LLP (included in Exhibits
                          5.1 and 8.1)


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2004            HYUNDAI ABS FUNDING CORPORATION


                                     By:  /s/ David A. Hoeller
                                          --------------------
                                          Name: David A. Hoeller
                                          Title:   Vice President & Secretary


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                                  EXHIBIT INDEX


         Exhibit No.      Exhibit
        -----------       -------
                1.1       Underwriting Agreement, dated as of August 26, 2004,
                          among the Registrant, Hyundai Motor Finance Company
                          ("HMFC") and Banc of America Securities LLC

                3.1       Articles of Incorporation of the Registrant

                3.2       Bylaws of the Registrant

                4.1 Indenture, dated as of September 1, 2004, between the Issuer and Citibank, N.A. (the "Indenture Trustee")

                5.1 Opinion of Latham & Watkins LLP with respect to legality

                8.1       Opinion of Latham & Watkins LLP with respect to United
                          States federal income tax matters

                10.1      Sale and Servicing Agreement, dated as of September 1,
                          2004, among the Issuer, the Registrant, the Indenture
                          Trustee and HMFC

                10.2      Receivables Purchase Agreement, dated as of September
                          1, 2004, between the Registrant and HMFC

                10.3      Owner Trust Administration Agreement, dated as of
                          September 1, 2004, among the Issuer, the Indenture
                          Trustee and HMFC

                23.1      Consent of Latham & Watkins LLP (included in Exhibits
                          5.1 and 8.1)




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                       STATEMENT OF DIFFERENCES

The section symbol shall be expressed as....................................'SS'